Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1

This Amendment No. 1, dated as of May 19, 2015 (this “Amendment”), to that certain Credit Agreement, dated as of April 27, 2015 (the “Credit Agreement”), by and among Teradyne, Inc. (the “Borrower”), the banks and other financial institutions or entities from time to time party thereto as lenders (the “Lenders”), and Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent for the Lenders, is entered into by and among the Borrower, the subsidiaries of the Borrower party hereto (such subsidiaries, together with the Borrower, the “Amendment Parties”), the Administrative Agent and the Lenders party hereto (the “Consenting Lenders”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders are party to the Credit Agreement;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein; and

WHEREAS, subject to the terms and conditions set forth in this Amendment, the Consenting Lenders (which constitute Required Lenders) are willing to make such amendment.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Amendment Parties, the Consenting Lenders and the Administrative Agent, intending to be legally bound hereby, agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

Effective as of the First Amendment Effective Date (as defined in Section 2 below), Section 7.7 of the Credit Agreement is hereby amended by amending and restating clause (l) thereof as follows:

“(l) (x) Permitted Acquisitions and (y) Investments in connection with actual or contemplated Permitted Acquisitions; provided that the aggregate amount of Investments by Loan Parties in non-Loan Parties permitted under this clause (y) shall not exceed 25% of Consolidated Assets as determined as of the last day of the most recent fiscal quarter for which financial statements have been delivered hereunder prior to the making thereof;”.

SECTION 2. CONDITIONS PRECEDENT

This Amendment shall become effective as of the date (the “First Amendment Effective Date”) on which the Administrative Agent shall have received this Amendment, duly executed by the Amendment Parties and Consenting Lenders constituting Required Lenders.

SECTION 3. REPRESENTATIONS AND WARRANTIES

The Amendment Parties hereby confirm that each of the representations and warranties made by any Group Member in Section 4 of the Credit Agreement or in any other Loan Document are true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by materiality, such representation shall be true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

SECTION 4. MISCELLANEOUS

4.1 Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its costs and expenses in connection with this Amendment (and any other Loan Documents delivered in connection herewith) as provided in Section 10.5 of the Credit Agreement.

4.2 Reference to and Effect on the Loan Documents.

(a) As of the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) Except as expressly provided in this Amendment, each Amendment Party hereby ratifies and confirms all of the terms and conditions of the Credit Agreement, the Security Documents and the other Loan Documents to which it is a party and all documents, instruments and agreements related thereto, which remain in full force and effect.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.

4.3 Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of an originally executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

4.4 Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.5 Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

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4.6 Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

4.7 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

TERADYNE, INC., as Borrower

By:	/s/ Charles Gray
Name:	Charles Gray
Title:	Vice President and General Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 1]

EAGLE TEST SYSTEMS, INC., as Guarantor
NEXTEST SYSTEMS CORPORATION, as Guarantor
GENRAD, LLC, as Guarantor
HERCO TECHNOLOGY CORP., as Guarantor
P.L.S.T., INC., as Guarantor

By:	/s/ Gregory Beecher
Name:	Gregory Beecher
Title:	Vice President, Chief Financial Officer and Treasurer

LITEPOINT CORPORATION, as Guarantor

By:	/s/ Gregory Beecher
Name:	Gregory Beecher
Title:	Treasurer

LITEPOINT DESIGN TEST, LLC, as Guarantor

By:	/s/ Gregory Beecher
Name:	Gregory Beecher
Title:	President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

BARCLAYS BANK PLC,
as Administrative Agent and Lender

By:	/s/ Luke Syme
Name:	Luke Syme
Title:	Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

BANK OF AMERICA, N.A., as Lender

By:	/s/ Robert C. Megan
Name:	Robert C. Megan
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

Silicon Valley Bank, as Lender

By:	/s/ Michael Shuhy
Name:	Michael Shuhy
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1]

SunTrust Bank, as Lender

By:	/s/ Min Park
Name:	Min Park
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

Wells Fargo, N.A., as Lender

By:	/s/ Debra E. DelVecchio
Name:	Debra E. DelVecchio
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

JPMorgan Chase Bank, N.A., as Lender

By:	/s/ Justin Kelley
Name:	Justin Kelley
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]